UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 18, 2022 (February 17, 2022)

Hub Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-27754	36-4007085
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2000 Clearwater Drive
Oak Brook, Illinois 60523

(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (630) 271-3600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13 e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	HUBG	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 17, 2022, the Board of Directors of Hub Group, Inc. (the “Company”), upon recommendation of its Nominating & Governance Committee, appointed Mr. Michael E. Flannery to be a director of the Company, effective April 1, 2022.  Mr. Flannery will be a member of the Board’s Audit, Compensation and Nominating and Governance Committees.

Mr. Flannery is the Chief Executive Officer of Duchossois Capital Management (“DCM”), where he leads the firm and oversees its execution of its various investment strategies, a position he has held since May 2017. He was appointed President and Managing Director of DCM at the time of its creation in November 2013. He also served for fifteen years as the Chief Financial Officer of The Duchossois Group, the parent of DCM.

Earlier in his career, Mr. Flannery served as the Chief Executive Officer of Trinity Rail Group, LLC, a leading designer and manufacturer of rail cars for the North American and European markets, as Vice Chairman of Thrall Car, a predecessor company to Trinity Rail, and as Chief Administrative Officer of The Duchossois Group. He began his career as a lawyer with the Chicago firm of Burke, Griffin, Chomicz and Wienke and served as Corporate Counsel for Cummins Inc.

Mr. Flannery received his Bachelor of Science degree in Finance from the University of Illinois in Champaign, Illinois and his J.D. cum laude from Indiana University Maurer School of Law in Bloomington, Indiana. He is a member of the Board of Directors of The Chamberlain Group, Inc., Maritz, Inc., Energy Distribution Partners, Riverside Rail, the Board of Trustees at the Field Museum, the Board of Visitors for the Indiana University Maurer School of Law, and the Board of Directors of the Executives’ Club of Chicago. He is also a member of the Young Presidents’ Organization, the Economic Club of Chicago, and the Commercial Club of Chicago.

Mr. Flannery will receive cash and equity compensation as a non-employee director of the Company, prorated from the effective date of his appointment, in accordance with the Company’s non-employee director compensation practices and plans as described in the Company’s Proxy Statement filed with the U.S. Securities and Exchange Commission on April 12, 2021.

Exhibit No.	Description

104	The cover page from this Current Report on Form 8-k, formatted in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUB GROUP, INC.

Date: February 18, 2022	By	/s/ Thomas P LaFrance
Thomas P LaFrance
Executive Vice President, General Counsel & Corporate Secretary